UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 27, 2014

DIAMONDBACK ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-35700 (Commission File Number)	45-4502447 (I.R.S. Employer Identification Number)
500 West Texas Suite 1200 Midland, Texas (Address of principal executive offices)		79701 (Zip code)
(432) 221-7400 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.

On February 27, 2014, Diamondback E&P LLC (“Diamondback E&P”), a wholly-owned subsidiary of Diamondback Energy, Inc. (“Diamondback Energy”), entered into an amended and restated employment agreement (collectively, the “Amended and Restated Employment Agreements”) with each of Teresa L. Dick, Diamondback Energy’s Senior Vice President and Chief Financial Officer, Michael Hollis, Diamondback Energy’s Vice President—Drilling, and Jeff White, Diamondback Energy’s Vice President—Operations. Each of the Amended and Restated Employment Agreements is effective as of January 1, 2014 (the “Effective Date”). Below is a description of the material amendments to the prior employment agreements (collectively, the “Prior Employment Agreements”) of Ms. Dick, Mr. Hollis and Mr. White (each, an “Executive”) effected pursuant to the Amended and Restated Employment Agreements.

The Amended and Restated Employment Agreements amended the Prior Employment Agreements to, among other things: (i) provide for a two-year initial term, commencing on the Effective Date, which term will be extended for successive one-year periods unless Diamondback E&P or the applicable Executive elects to not extend the initial term; (ii) modify the termination provisions of the Prior Employment Agreement of each Executive to provide that if (A) such Executive is terminated by Diamondback E&P without “cause” or due to non-renewal of the term of such Executive’s Amended and Restated Employment Agreement by Diamondback E&P, (B) such Executive terminates his or her employment for “good reason” or (C) such Executive is terminated due to death or disability, then, in each case, such Executive would be entitled to severance pay in an amount equal to twelve (12) months’ base salary.

In addition, the base salary of each Executive and the target annual bonus of each Executive (expressed as a percentage of such Executive’s base salary, subject to such Executive’s achievement of performance goals established by the board of directors of Diamondback Energy (the “Board”) or the compensation committee of the Board (the “Compensation Committee”)) were also amended in the Amended and Restated Employment Agreements. Ms. Dick’s base salary was increased to $295,000 and Ms. Dick is eligible to receive a target annual bonus of 60% of her base salary upon achievement of her performance goals, Mr. Hollis’ base salary was increased to $350,000 and Mr. Hollis is eligible to receive a target annual bonus of 80% of his base salary upon achievement of his performance goals, and Mr. White’s base salary was increased to $290,000 and Mr. White is eligible to receive a target annual bonus of 80% of his base salary upon achievement of his performance goals. The base salary of each Executive may be increased from time to time in the sole discretion of the Compensation Committee.

Under the Amended and Restated Employment Agreements, each Executive is eligible to participate in Diamondback Energy’s 2012 Equity Incentive Plan or such other equity incentive plan or plans then in existence for the benefit of employees, and may in the discretion of the Compensation Committee receive an equity award in accordance with the terms of such plan or plans. The timing and amount of such equity awards, any target performance goals and the vesting terms of such awards will be determined by the Compensation Committee in its sole discretion. If any of the Executive’s employment terminates prior to any scheduled vesting date then, except as expressly provided in any existing or future equity award, the applicable Executive shall forfeit all rights and interests in and to such unvested equity awards. On February 27, 2014, Ms. Dick, Mr. Hollis and Mr. White were granted time-vesting restricted stock units in the amounts of 7,080, 8,775 and 7,830, respectively, under the 2012 Equity Incentive Plan, of which one-third of the award vested on February 27, 2014 and the remaining restricted stock units will vest in two substantially equal annual installments beginning on January 2, 2015.  On February 27, 2014, Ms. Dick, Mr. Hollis and Mr. White were also granted performance-based restricted stock units in the amounts of 7,080, 8,775 and 7,830, respectively, under the 2012 Equity Incentive Plan, which awards are subject to the satisfaction of certain stockholder return performance conditions relative to the Company’s peer group.  The preceding summary of these Executives’ time-vesting and performance-based award agreements is qualified in its entirety by reference to the forms of such award agreements attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Each of the Amended and Restated Employment Agreements and each of the equity awards to the Executives described in the preceding paragraph was recommended and approved by the Compensation Committee.

The preceding summary of the Amended and Restated Employment Agreements is qualified in its entirety by reference to the full text of such agreements, copies of which are attached as Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5 hereto and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit

10.1+	Form of Time-Vesting Restricted Stock Unit Award Agreement.

10.2+	Form of Performance-Based Restricted Stock Unit Award Agreement.

10.3+	Second Amended and Restated Employment Agreement, effective as of January 1, 2014, by and between Diamondback E&P LLC and Teresa Dick.

10.4+	Second Amended and Restated Employment Agreement, effective as of January 1, 2014, by and between Diamondback E&P LLC and Michael Hollis.

10.5+	Second Amended and Restated Employment Agreement, effective as of January 1, 2014, by and between Diamondback E&P LLC and Jeff White.

+	Management contract, compensatory plan or arrangement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date:	March 5, 2014	By:	/s/ Teresa L. Dick
Teresa L. Dick
Senior Vice President and Chief Financial Officer

Exhibit Index

Number	Exhibit

10.1+	Form of Time-Vesting Restricted Stock Unit Award Agreement.

10.2+	Form of Performance-Based Restricted Stock Unit Award Agreement.

10.3+	Second Amended and Restated Employment Agreement, effective as of January 1, 2014, by and between Diamondback E&P LLC and Teresa Dick.

10.4+	Second Amended and Restated Employment Agreement, effective as of January 1, 2014, by and between Diamondback E&P LLC and Michael Hollis.

10.5+	Second Amended and Restated Employment Agreement, effective as of January 1, 2014, by and between Diamondback E&P LLC and Jeff White.

+	Management contract, compensatory plan or arrangement.

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